UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 19, 2013

DEALERTRACK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	1
Item 3.02 Unregistered Sales of Equity Securities	2
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Information.	2
Item 9.01. Financial Statements and Exhibits	2
EXHIBIT INDEX	2
EX-2.1: AGREEMENT AND PLAN OF MERGER
Ex-10.1: STOCKHOLDERS AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: REGISTRANT’S INVESTOR PRESENTATION

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2013, Dealertrack Technologies, Inc. (“Dealertrack”), Dealer Dot Com, Inc. (“DDC”), Derby Merger Corp., a wholly-owned subsidiary of Dealertrack (“Merger Sub”), certain stockholders of DDC (“Sellers”), and Jason Chapnik, solely in his capacity as Sellers’ representative (“Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for the acquisition of DDC by Dealertrack by means of a merger of Merger Sub with and into DDC, as a result of which DDC would become a wholly-owned subsidiary of Dealertrack (the “Merger”). As a result of the Merger, Dealertrack will acquire all the outstanding shares of common stock, par value $0.001 per share, of DDC (“DDC Common Stock”), and all outstanding options and other rights to purchase DDC Common Stock, for a total purchase price of (i) $620,000,000 in cash, without interest (the “Cash Consideration”), and (ii) 8,715,000 shares of common stock, $0.01 par value, of Dealertrack (“Dealertrack Common Stock”) (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”), subject to adjustment.

Dealertrack will deposit a portion of the Merger Consideration payable upon consummation of the Merger equal to $75 million into an escrow account (the “Escrow Account”) to serve as security for the benefit of Dealertrack and its affiliates for the indemnification obligations of the Sellers and DDC. The Merger Consideration contributed to the Escrow Account may, at Sellers’ election, include an aggregate amount of Dealertrack Common Stock valued at or less than $37.5 million. Subject to any indemnification claims made on the Escrow Account, the escrow amount will be released to the Sellers on the date that is the earlier of (x) the date on which one full audit cycle of Dealertrack is completed (which occurs in its entirety after the closing of the Merger) and (y) the 15 month anniversary of the closing of the Merger. For certain losses for breaches of fundamental representations, Dealertrack will also have recourse to the Stock Consideration received by the Sellers within the first 180 days after the closing. Dealertrack has agreed to indemnify DDC and the Sellers against certain losses in an amount not to exceed $75 million.

The Merger Agreement contains customary representations and warranties of Dealertrack, DDC, Merger Sub, the Sellers, and the Representative, including, among others, organization, capitalization, authority, and absence of changes in their respective businesses. The Merger Agreement additionally contains indemnification obligations of the Sellers in the event of a breach of their or DDC’s representations, warranties and covenants and for certain specified matters. In addition, DDC and Dealertrack have agreed to certain customary covenants, including, among others, (i) to conduct its business in the ordinary course of business between the date of the Merger Agreement and the closing date and to refrain from taking certain non-ordinary course actions during such period and (ii) to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to consummation of the Merger to be satisfied.

Each of the parties’ obligation to consummate the Merger is subject to certain customary conditions, including, among others, (i) the receipt of required regulatory approvals, including the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) no event or condition has occurred that has had or would be reasonably likely to have a material adverse effect on Dealertrack or DDC. The Merger Agreement contains certain termination rights for Dealertrack and DDC. Upon termination of the Merger Agreement, under specified circumstances involving a failure by the debt financing sources to fund the debt financing, Dealertrack will be required to pay DDC a termination fee equal to $25,000,000.

Dealertrack expects to finance the cash portion of the Merger Consideration through a combination of new senior secured facilities and cash on hand. Dealertrack has received a commitment letter from JPMorgan Chase Bank, N.A., Bank of America, N.A., Barclays Bank PLC, and Wells Fargo Bank, National Association (the “Financing Banks”) to provide Dealertrack with up $825 million in senior secured debt financing, including up to $625 million under a senior first priority term loan facility and up to $200 million under a senior first priority secured revolving credit facility. The commitment letter is subject to customary conditions to consummation. Dealertrack has agreed to pay the Financing Banks certain fees in connection with the commitment letter and has agreed to indemnify the Financing Banks against certain liabilities.

In connection with, and effective upon consummation of, the Merger, on December 19, 2013 Dealertrack entered into a Stockholders Agreement with Sellers (the “Stockholders Agreement”) pursuant to which, among other things, Dealertrack has agreed to provide commercially reasonable efforts to (i) file a registration statement on Form S-3 and (ii) assist the Sellers in selling the Dealertrack Common Stock issued to the Sellers in connection with the Merger between 6 months and 1 year after the closing of the Merger. Under the terms of the Stockholders Agreement, the Sellers will be prohibited from selling any of the Dealertrack Common Stock received in the Merger for a period of 180 days after the closing of the Merger.  Pursuant to the Stockholders Agreement, Intercapital Financial Limited (“Intercapital”)will be granted the right to designate one individual as an observer (“Observer”) to attend meetings of the board of directors of Dealertrack in accordance with the terms of and subject to the limitations of the Stockholders Agreement until the earlier of (a) June 30, 2015 or (b) date on which the beneficial ownership of Intercapital falls below its beneficial ownership as of the Closing (the “Observer Period”). For the duration of the Observer Period, the Observer will be subject to a standstill prohibiting Intercapital and its affiliates from, among other things, acquiring beneficial ownership of Dealertrack Common Stock that, when added to the Dealertrack Common Stock issued to Intercapital in connection with the Merger, is in excess of 6% of the then issued and outstanding Dealertrack Common Stock.  The Stockholders Agreement will become effective upon the closing of the Merger.

The foregoing summaries of the Merger Agreement and Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the Stockholders Agreement which are included as Exhibit 2.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of Dealertrack Common Stock in this transaction is to be issued as a private placement and is expected to be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Item 1.01 of this Form 8-K contains a detailed description of the nature of the transaction (including as to the nature and aggregate consideration received by Dealertrack) pursuant to which the Dealertrack Common Stock is being issued, and such description in Item 1.01 is incorporated into this Item 3.02 by reference.  The nature and aggregate amount of consideration received by Dealertrack for the issuance of the Dealertrack Common Stock is the fully diluted equity of DDC, and DDC itself (including DDC's business and assets).

Item 7.01 Regulation FD Disclosure.

Effective December 19, 2013, senior management of Dealertrack will begin using the materials included in Exhibit 99.2 to this report (the “Investor Presentation”) in connection with presentations to existing and prospective investors. The Investor Presentation is attached as Exhibit 99.2 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Dealertrack under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Information.

On December 19, 2013, Dealertrack issued a press release relating to the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding Dealertrack, the Merger, and all other statements in this Current Report on Form 8-K other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Factors that might cause such a difference include the performance and acceptance of the Dealertrack, DDC and their solutions, and other risks listed in our reports filed with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ending December 31, 2012 and our Quarterly Reports on Form 10-Q. These filings are available at the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and Dealertrack disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	EX-2.1: AGREEMENT AND PLAN OF MERGER
10.1	EX-10.1: STOCKHOLDERS AGREEMENT
99.1	EX-99.1: PRESS RELEASE
99.2	EX-99.2: REGISTRANT’S INVESTOR PRESENTATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013

Dealertrack Technologies, Inc.

By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	EX-2.1: AGREEMENT AND PLAN OF MERGER
10.1	EX-10.1: STOCKHOLDERS AGREEMENT
99.1	EX-99.1: PRESS RELEASE
99.2	EX-99.2: REGISTRANT’S INVESTOR PRESENTATION

-4-